                                                                    EXHIBIT 10.5


                              SERVICES AGREEMENT

THIS SERVICES AGREEMENT (the "Agreement") is entered into as of July 1, 1998 by and between Bell Atlantic Corporation, with an address of 240 East 38th Street, New York, NY 10016, ("Bell Atlantic"), and Network Management Services, Inc., with an address of 5500 Wayzata Boulevard, Suite 1450, Minneapolis, MN 55416-1241 ("NMS").

                                   RECITALS

WHEREAS, Bell Atlantic desires to retain NMS to provide certain administrative and other services for certain Participant benefit plans maintained by Bell Atlantic; and

WHEREAS, NMS desires to provide such services on the terms and conditions set forth in this Agreement;

NOW THEREFORE, in consideration of the foregoing and the mutual promises contained herein, and subject to the terms and conditions set forth below, NMS and Bell Atlantic hereby agree as follows:

ARTICLE 1.  CERTAIN DEFINITIONS
-------------------------------

As used in this Agreement, the following terms shall have the following meanings:

"BEN-NET(TM)" shall mean NMS' proprietary technology services software program, which provides certain benefit plan services and includes the following features: group set-up, Vendor set-up, enrollment management, enrollment data edits, eligibility distribution to Vendors, retroactive enrollment adjustments, payments to Vendors, and COBRA and other direct individual billing administration.

"Participant" shall mean an individual identified by Bell Atlantic as being eligible to participate in one or more of Bell Atlantic's Plans. A Participant includes both primary subscribers and their eligible dependents.

"Plan" or "Plans" shall mean any of the Participant benefit plans of Bell Atlantic with respect to which NMS provides services, as described in Appendix A to this Agreement or any amendment or supplement thereto.

"Vendor" shall mean a licensed organization authorized to provide or arrange for health care or other welfare services for Participants that has contracted with Bell Atlantic, including health maintenance organizations, preferred provider organizations, pharmacy benefits managers, indemnity insurance organizations, third-party administrators, mental health/substance abuse service organizations, short- and long-term disability managers, life insurance organizations, retiree plan administrators, flexible benefit administrators and employee assistance program administrators.

ARTICLE 2.   NMS RESPONSIBILITIES
---------------------------------

During the term of this Agreement:

  2.1. NMS will be responsible for ensuring that all services are rendered as described in Appendix A to this Agreement.

  2.2. NMS will be responsible for the performance standards as described in Appendix B to this Agreement.

  2.3. NMS will maintain all appropriate regulatory approvals necessary to provide the services specified in this Agreement. NMS will promptly notify Bell Atlantic of the commencement of any disciplinary proceeding against it or any of its principal officers relating to any state or federal health care regulation.

  2.4. NMS will be responsible for the overall management of Bell Atlantic's Vendors relating to communicating eligibility, enrollment, financial and performance data between Bell Atlantic and the Vendors.

  2.5. NMS will provide to the Vendors summaries and detailed enrollment and premium payment information on an agreed upon basis, including full retroactivity data according to Bell Atlantic and Vendor payment rules.

  2.6. NMS will provide a customer service telephone number for use by Bell Atlantic, the Vendors and Participants between 7:00 a.m. and 4:00 p.m. (Central Time) each business day and between 7:00 a.m. and 7:00 p.m. (Central Time) on Thursday during open enrollment. The number will be staffed with personnel trained to answer eligibility, premium and service fee payment, invoice and status questions relating to Plans.

  2.7. NMS will promptly respond to all inquiries from Bell Atlantic and the Vendors regarding eligibility, premium, service fees, invoice and status questions. NMS will promptly refer inquiries not related to its duties under this Agreement (e.g., coverage issues) to the appropriate Vendor or to Bell Atlantic and Bell Atlantic will direct Participants to call such Vendor or Bell Atlantic regarding all such inquiries.

  2.8. NMS will be the primary contact for most Vendor issues and will promptly respond to all inquiries from Vendors, whether directly from the Vendor or Bell Atlantic, regarding the status of enrollees, billing, receipt and disbursement of premiums, and reconciliation issues. NMS shall promptly notify Bell Atlantic of any concerns or problems identified by a Vendor.

  2.9. NMS will send to Bell Atlantic (via facsimile or other means) an invoice that provides a detailed account of the payments to be made to the Vendors and NMS. Bell Atlantic shall review the invoice and contact NMS to resolve questions with respect thereto. NMS will endeavor to respond to such inquiries within one business day. Based on such invoice, Bell Atlantic will then notify NMS of the amounts to be withdrawn from the fiduciary account(s) for transmission to the following parties: (a) the Vendors for premiums or ASO fees or claims payments due, and (b) NMS for administrative fees due. Payments to Vendors and NMS shall be made via electronic transfer to the account designated by each party. Premiums and other service fees shall be billed monthly, while claims funding requests submitted by Vendors shall be billed weekly.

  2.10. NMS will utilize the BEN-NET(TM) system for performing its obligations under this Agreement. NMS hereby represents that such system will be fully capable of performing all systems functions necessary to fulfill NMS' responsibilities under this Agreement. NMS shall be solely responsible for the upkeep and maintenance of the BEN-NET(TM) system.

  2.11 NMS will release system enhancements that can be used as a standard feature of BEN-NET(TM) across clients at no charge. Bell Atlantic will be fully responsible for the cost, if approved in advance by Bell Atlantic, of enhancements that are made to accommodate the unique requirements of Bell Atlantic operations and that are generally not to be incorporated into BEN-NET(TM) as standard features to be used by other clients of NMS

ARTICLE 3.   BELL ATLANTIC  RESPONSIBILITIES
--------------------------------------------

During the term of this Agreement:

  3.1. Bell Atlantic, or its designee, will supply to NMS, according to a mutually agreed to schedule, regular updates relating to Participant's selection of Vendors and other information required to perform services as described in Appendix A. If Bell Atlantic does not transmit data in a timely fashion or sends incomplete or inaccurate data, Bell Atlantic agrees and acknowledges that NMS may not be able to administer its services in complete conformity to the terms of this Agreement.

  3.2. Bell Atlantic will respond to inquiries from NMS, relating to administering the services described in this Agreement, in a timely and complete fashion that will allow NMS to fulfill its obligations contained herein.

  3.3. Bell Atlantic shall reasonably communicate to Participants instructions for completing enrollment forms and otherwise communicating with NMS. Bell Atlantic shall comply with reasonable NMS requests to improve Bell Atlantic's communication with its Participants and its general human resource policies that affect the administrative services provided by NMS hereunder.

  3.4. Bell Atlantic will execute all requests for fund transfers from NMS to Vendors and NMS within 24 hours unless, in the Bell Atlantic's reasonable opinion, the request is materially inaccurate or incomplete.

  3.5. Bell Atlantic, not NMS, will pay any late payment or reinstatement fees levied by Vendors against Bell Atlantic or NMS relating to improper or late payment of premiums, service fees or claims funding requests.

  3.6 Bell Atlantic shall reimburse NMS for services rendered hereunder according to the fees set forth in Appendix A of this Agreement and also subject to the following:

           A. Fees and expenses for routine administrative services, including Participant enrollment, distribution of enrollment data to Vendors, payment of fees and reconciliation of payment to Vendors, and customer service and general program management, will be immediately and fully payable to NMS on a monthly basis at the time Bell Atlantic reimburses Vendors.

           B. Fees and expenses not reimbursed to NMS on a regular monthly basis, including consulting services and special projects, are due to NMS 30 days after the invoice date.

           C. Bell Atlantic will reimburse NMS for all approved travel related expense, including airfare, ground transportation and hotel and meal expenses. Expense reimbursements are due to NMS 30 days after the invoice date.

           D. All bank charges imposed in connection with the establishment and maintenance of bank accounts in connection with this Agreement shall be paid by Bell Atlantic.

           E. All costs for printing, mailing or overnight delivery relating to the distribution of information to Bell Atlantic, Participants or Vendors are the sole responsibility of Bell Atlantic unless otherwise described in Appendix A.

ARTICLE 4.  INDEMNIFICATION, INSURANCE AND FIDUCIARY STATUS
-----------------------------------------------------------

  4.1 Indemnification by NMS. NMS agrees to indemnify and hold harmless Bell Atlantic and its officers, agents, directors and employees, against any and all claims, actions, proceedings, penalties, expenses, damages, liabilities and losses (including any governmental investigations, complaints and actions) and reasonable attorneys' fees with respect thereto, arising out of or in connection with (1) any breach of this Agreement by NMS, including its representations, warranties and covenants, (2) any claim or action involving product liability claims arising from or relating to the design or use of BEN-NET(TM) or other software or intellectual property provided by NMS to Participants, Plans or Vendors, including any enhancements, upgrades or supplements to BEN-NET(TM), such other software or such other intellectual property, (3) any claim or action arising from or relating to the gross negligence or wilful misconduct of NMS and (4) any use of NMS's software, written material or other intellectual property by Bell Atlantic as permitted herein.

  4.2 Indemnification by Bell Atlantic. Bell Atlantic agrees to indemnify and hold harmless NMS, including its officers, agents, directors and employees, against any and all claims, actions, proceedings, penalties, expenses, damages, liabilities and losses (including any governmental investigations, complaints and actions) and reasonable attorneys' fees with respect thereto, resulting solely, directly and independent of all other causes from (1) any material breach of this Agreement by Bell Atlantic, including its representations, warranties and covenants, (2) the improper payment or late payment of premiums, service fees or claims funding requests, (3) the gross negligence or wilful misconduct of Bell Atlantic and (4) any use of Bell Atlantic's software, written material or other intellectual property by NMS as permitted herein.

  4.3 Insurance. During the term of this Agreement, NMS shall maintain in force the following insurance coverage:

          A. Workers' Compensation insurance as required by the State(s) in which the service is to be performed.

          B. Employer's Liability insurance with limits of not less than *** per occurrence.

          C. Commercial General Liability Insurance, on an occurrence basis, including but not limited to (premises-operations, broad form property damage, contractual liability, independent contractors, personal injury) with limits of at *** combined single limit for each occurrence.

          D. Commercial Automobile Liability, on an occurrence basis with limits not less than ***

          E. Crime and Fidelity Coverage on an occurrence basis, with limits of at least *** per occurrence.

          F. Professional Liability, Errors and Omissions, with limits of not less than *** per occurrence.

        Upon Bell Atlantic's request, NMS shall provide certificates of insurance evidencing the aforementioned coverages.

  4.4 Fiduciary Status. Bell Atlantic and NMS acknowledge and agree that NMS shall not be a fiduciary within the meaning of the Employee Retirement Income Security Act of 1974, as amended, or any state or federal law with respect to any Plan. NMS shall not have any discretion with respect to the management or administration of any Plan or with respect to determining or changing the rules or policies pertaining to eligibility or entitlement of any Participant in any Plan to benefits under such Plan. NMS also shall not have any control or authority with respect to any assets of any Plan, including the investment or disposition thereof. All discretion and control with respect to the terms, administration or assets of any Plan shall remain with Bell Atlantic or with the named fiduciaries under such Plan.

        NMS shall not be responsible or liable for any claims decisions made by Vendors based on eligibility information provided to Vendors by NMS. The determination as to whether claims shall be paid under the Plan shall be the responsibility of Bell Atlantic and Vendor in accordance with each applicable Plan.

ARTICLE 5.  TERM AND TERMINATION
--------------------------------

  5.1. The term of this Agreement will be five years commencing on the effective date hereof and thereafter Bell Atlantic may extend the term for an additional twelve (12) month period by providing NMS with 120 days written notice of its intention to renew this Agreement.

  5.2. In the event that NMS materially breaches the performance of any of its obligations under this Agreement, Bell Atlantic shall provide notice to NMS of such breach. NMS shall have 30 days to cure the breach. If the breach is not cured within 30 days of the notice, Bell Atlantic may immediately terminate this Agreement.


***Pursuant to Rule 406 of the Securities Act of 1933,as amended, confidential portions of Exhibit 10.5 have been deleted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

  5.3. In the event that Bell Atlantic fails to perform its payment obligations hereunder, NMS shall provide notice to Bell Atlantic of such failure. Bell Atlantic shall have 30 days to cure the failure. If the failure is not cured within 30 days of the notice, NMS may immediately terminate this Agreement.

  5.4. Notwithstanding the foregoing, either party may terminate this Agreement at any time by giving notice in writing to the other party, which notice shall be effective upon dispatch, should the other party file a petition of any type as to its bankruptcy, be declared bankrupt, become insolvent, make an assignment for the benefit of creditors, go into liquidation or receivership, or otherwise lose legal control of its business.

  5.5. Termination without Cause. Bell Atlantic may, at its convenience and without cause, at any time, terminate all or part of this Agreement by giving NMS 180 calendar days prior written notice. NMS may terminate this Agreement without cause by giving Bell Atlantic 180 calendar days prior written notice. RESERVED -- In the event of termination without cause of this Agreement prior to its expiration by Bell Atlantic under this provision, Bell Atlantic shall pay to NMS, in addition to all other amounts currently due to NMS for services performed and accepted by Bell Atlantic hereunder, the remaining balance of all set-up, conversion and implementation fees set forth below.

        The total amount for set-up, conversion, and implementation fees which is being absorbed by NMS, as an investment in this business, as part of this Agreement is fixed at ***. This amount will be amortized by NMS on a monthly basis over the sixty (60) months of the Agreement. Each month, or part thereof, during which NMS continues to perform services under this Agreement, NMS will decrease by 1.67% for each month or *** for each month the amount of the set-up, conversion, and implementation fees owed by Bell Atlantic upon termination of this Agreement (without cause). In the event Bell Atlantic requests to terminate without cause, Bell Atlantic agrees to pay the remaining unamortized balance as immediately due and payable.

        In the event NMS gives notice of early termination without cause the remaining unamortized balance will be forfeited by NMS and is not payable by Bell Atlantic. Furthermore, no such set-up, conversion, and implementation fees shall be owed by Bell Atlantic in the event Bell Atlantic terminates this Agreement for cause.

  5.6. Obligations Upon Termination. Upon any termination or non-renewal of this Agreement, each party shall deliver to the other party all data or information (in whatever form or media decided by the delivering party) that is owned or licensed to or was developed by the other and that was supplied hereunder. Each party shall reimburse the other party for its reasonable costs associated with such transfer. Furthermore, NMS shall provide reasonable assistance to Bell Atlantic in the transfer of NMS' obligations hereunder to a replacement service provider.

ARTICLE 6.  CONFIDENTIALTY AND PROPERTY RIGHTS
----------------------------------------------

  6.1.  Confidential Information.

          A.  Bell Atlantic  Information
              --------------------------
              Confidential. Any Bell Atlantic information furnished to NMS under
              ------------
              this Agreement or that NMS comes in contact with on Bell Atlantic premises or under Bell Atlantic control shall remain Bell Atlantic property. All copies of such information in written, graphic or other tangible form, and all Work Product derived from or reflecting such information, shall be returned to Bell Atlantic at its request, and in any event within thirty (30) days after the expiration or termination of this Agreement. No copies shall be made of any documents or other media provided by Bell Atlantic without the prior written consent of Bell Atlantic. Unless such information was previously known to NMS free of any obligation to keep it confidential, or has been or is subsequently made public by Bell Atlantic or a third party without breach of any agreement, it shall be kept strictly confidential and shall be used only in performing services under this Agreement, and may not be used for other purposes except upon such terms as may be agreed upon between NMS and Bell Atlantic in writing. NMS shall require all parties accessing Bell Atlantic information including its employees, agents and representatives to sign a separate written agreement protecting Bell Atlantic information substantially in the form of this provision .


***Pursaunt to Rule 406 of the Securities Act of 1933, as amended, confidential portions of Exhibit 10.5 have been deleted and filed separately with the Securities and Exchn Exchange Commission pursuant to a request for confidential treatment

       B. NMS Information

          Confidential.  NMS Confidential Information shall include all
          ------------
          information relating to the design and data storage components of BEN-NET(TM) and any additional information disclosed by NMS (the "Discloser") to Bell Atlantic (the "Recipient") in writing and marked "Confidential" or disclosed visually or orally and confirmed in writing to be confidential within 20 days after the first disclosure. Confidential Information shall not, however, include the following:

              i. Information which is now or hereafter comes into the public domain through no fault of the Recipient;

              ii.  Information learned by the Recipient from third parties;

              iii. Information previously known to the Recipient or developed by the Recipient independently of information disclosed by the Discloser; or

              iv. Information required to be disclosed by Recipient pursuant to requirements of law.

          Confidential Treatment.  The Recipient shall treat the NMS
          ----------------------
          Confidential Information as confidential, using the same standard of care that it uses to protect its own proprietary or confidential information (but not less than a reasonable standard of care), and shall use reasonable measures to prevent disclosure of the NMS Confidential Information to any third party without the Discloser's consent. The Recipient shall disclose the NMS Confidential Information only to those of its Participants, agents or subcontractors who have a reasonable need for access thereto.

          Return of Information.  All NMS Confidential Information shall remain
          ----------------------
          the property of the Discloser. Upon the Discloser's request, the Recipient shall promptly return the NMS Confidential Information, provided, however, that the Recipient may retain copies solely for archival purposes only.

  6.2. NMS Intellectual Property. Nothing contained in this Agreement shall confer to Bell Atlantic any property rights, proprietary interest or licenses in the software, written materials, techniques or know-how used by NMS and its BEN-NET(TM) system.

  6.3. Non-Solicitation. For the term of this Agreement (including any renewal term) and a period of one year thereafter, neither party shall in any way solicit or employ directly or indirectly an employee of the other party without the written consent of the other party.


ARTICLE 7. DISPUTE RESOLUTION
-----------------------------

  7.1. Informal Management Mediation. Should any disagreement, dispute or claim
       -----------------------------
       of breach, nonperformance, or repudiation arise from, or in connection with, this Agreement or any of the terms and conditions hereof ("Dispute") between Bell Atlantic and NMS either during this Agreement or after termination of this Agreement, either party may give to the other notice of the Dispute, specifically referencing this provision and request resolution of the Dispute. At the expiration of ten (10) business days, unless it shall have been settled, such Dispute may be referred by either party to the Bell Atlantic Sourcing Director and Supplier [Supplier's Contact] for resolution. The parties agree to exchange relevant information and cooperate in good faith to resolve the Dispute under this provision. If within an additional ten (10) business days, such dispute shall not have been settled the parties shall have the right to proceed under provision 7.3 below. The parties may also seek injunctive relief to preserve the status quo pending resolution under this provision or provision 7.3.

  7.1. Settlement Purposes.  ALL DISCUSSIONS AND DOCUMENTS PREPARED PURSUANT TO
       -------------------
       ANY ATTEMPT TO RESOLVE A DISPUTE THROUGH INFROMAL MANAGEMENT ESCALATION ARE CONFIDENTIAL AND FOR SETTLEMENT PURPOSES ONLY AND SHALL NOT BE ADMITTED IN ANY COURT OR OTHER FORUM AS AN ADMISSION OR

       OTHERWISE AGAINST A PARTY FOR ANY PURPOSE INCLUDING THE APPLICABILITY OF FEDERAL AND STATE COURT RULES.

  7.3. Before either party may proceed under this provision 7.3, the parties must in good faith attempt to resolve their dispute through Informal Management Mediation described above. Any dispute that cannot be resolved through Informal Management Mediation shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("AAA"), and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. The arbitration shall be held in New York, NY. The arbitration will be conducted before a panel of three arbitrators, with one arbitrator named by each party and the third named by the two party-appointed arbitrators, or (if they should fail to agree on the third) by the AAA. The arbitrators may not award non-monetary or equitable relief of any sort. They shall have no power to award punitive damages or any other damages not measured by the prevailing party's actual damages. All aspects of the arbitration shall be treated as confidential. Neither the parties nor the arbitrators may disclose the existence, content or results of the arbitration, except as necessary to comply with legal or regulatory requirements. Before making any such disclosure, a party shall give written notice to all other parties and shall afford such parties a reasonable opportunity to protect their interests.

ARTICLE 8.  BOOKS AND RECORDS
-----------------------------

  8.1. Bell Atlantic may audit the books and records of NMS pertaining to NMS' services rendered hereunder no more than once every 18 months, upon reasonable notice thereof to NMS. Such right to audit shall survive the termination of this Agreement by six months. All audits shall be at Bell Atlantic's expense.

  8.2. NMS will make available for audit by either Bell Atlantic or its designee ("Auditor") its files, books, procedures and records (including computer terminal access to same) pertaining to the services provided by NMS under this Agreement during the hours of 9 a.m. to 5 p.m. (Central Time) , Monday through Friday, excluding holidays. NMS shall fully cooperate with such audit and shall make available for interview with the Auditor those personnel with material involvement or responsibility with respect to the services provided by NMS under this Agreement. Bell Atlantic will give NMS reasonable notice of each audit prior to commencement of the audit. The audit shall be conducted at NMS' offices.

  8.3. Notwithstanding anything herein to the contrary, in the event that the Auditor is to be a designee of Bell Atlantic, Bell Atlantic must first obtain the consent of NMS with respect to such designee, which consent shall not be unreasonably withheld.

  8.4. NMS shall have the opportunity, prior to the release of the audit report resulting from the audit described above, to review the draft and to include in the report its responses to issues raised by the report.


ARTICLE 9.  NOTICES
-------------------

  9.1. General. All notices, requests, demands and other communications required to be given hereunder shall be in writing and shall be deemed to have been duly given one day after delivery by hand or via a nationally recognized overnight courier or five days after mailing, certified or registered mail, return receipt requested to the party for whom intended at the address specified in this Article. Either party may designate an alternate address for notices by given written notice thereof in accordance with the provisions of this Article.

  9.2. Notices to NMS.  All notices to NMS shall be directed as follows:

          Network Management Services
          5500 Wayzata Blvd., Suite 1450
          Minneapolis, MN  55416-1241
          Attn:  Chief Financial Officer

  9.3. Notices to Bell Atlantic. All notices to client shall be directed as follows:

          Bell Atlantic
          240 East 38th Street
          New York, NY  10016
          Attn:  Richard A. Fisher


ARTICLE 10.  GENERAL PROVISIONS
-------------------------------

  10.1. Control of Work. NMS shall be solely responsible for the conduct and control of the work to be performed under this Agreement by NMS and its agents or employees.

  10.2. Applicable Law. This Agreement shall be governed and construed in accordance with the laws of the State of New York without giving effect to such State's choice of law rules.

  10.3. Publicity. Each party shall obtain the prior written consent of the other party concerning the content and plan of distribution of any public announcement, press release or advertisement concerning this Agreement, provided that NMS may include references to Bell Atlantic in client lists, general press releases not specifically pertaining to Bell Atlantic, proposals, and other non-public communications concerning NMS or its services. No prior consent shall be required regarding the inclusion of the other party's name in notices, disclosure documents, or other filing or publications required by law or regulations.

  10.4. Headings. Article and section headings are for convenience only and shall not be considered part of the terms and conditions of this Agreement.

  10.5. Modification. No modification, waiver or amendment of any term or condition of this Agreement shall be effective unless and until it shall be reduced to writing and signed on behalf of NMS and Bell Atlantic.

  10.6. Waiver. Failure by either party at any time to require full performance by the other party or to claim a breach of any term of this Agreement will not (1) be construed as a waiver of any right under this Agreement,
        (2) affect any subsequent breach, or (3) affect the validity of this Agreement or any part thereof.

  10.7. Severability. Whenever possible, each provision of this Agreement will be interpreted in such a manner as to be effective and valid under application law but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision as if such invalid, illegal or unenforceable provision had never been contained herein.

  10.8. Complete Agreement. The Agreement, including the appendices hereto, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior proposals, negotiations, conversations, discussions and agreements between the parties. This Agreement may be modified only by a written instrument executed on behalf of both of the parties hereto.

  10.9. Assignment. Neither party may assign any of its rights under this Agreement without the prior written consent of the other party, however, upon written notice to the other party, either party may assign this Agreement to a successor in title to substantially all of its business or assets. Subject to the foregoing, all of the terms and provisions of this Agreement shall be binding upon and insure to the benefit of and be enforceable by the successors and permitted assigns of Bell Atlantic and NMS.

  10.10 Survival. The respective obligations of each party that would by their nature continue after the termination or expiration of this Agreement, including without limitation those contained in Confidentiality, Indemnification and Intellectual Property Indemnification sections and shall survive the termination or expiration of this Agreement.

  10.11 Counterparts. This Agreement may be executed in one or more counterparts each of which shall be deemed to be an original and all of which, taken together, shall constitute a single instrument.

  10.12 Benefit of the Parties. This Agreement is for the sole and exclusive benefit of the parties hereto and is not intended to, nor does it, confer any benefit upon any third party.

  10.13 Jurisdiction and Venue. This Agreement may be enforced in any federal court or New York state court sitting in the County of New York in the State of New York, and each party hereto consents to the jurisdiction and venue of any such court and waives any argument that venue in such forums in not convenient. If any party hereto commences any action arising from this Agreement in another jurisdiction or venue, any other party to this Agreement shall have the option of transferring the case to the above-described venue or jurisdiction or if such transfer cannot be accomplished, to have such case dismissed without prejudice.

IN WITNESS WHEREOF, the parties hereto, through their duly authorized representatives, have executed this Agreement effective as of the day and year first set forth above.

NETWORK MANAGEMENT SERVICES, INC.



BY: /s/ Scott P. Halstead
    ------------------------------
    Name: Scott P. Halstead
          ------------------------
    Title: Chief Financial Officer
           -----------------------


BELL ATLANTIC CORPORATION

By: /s/ Richard A. Fisher
    ------------------------------
    Name: Richard A. Fisher
          ------------------------
    Title: SPL
           -----------------------


                     [LOGO OF NETWORK MANAGEMENT SERVICES]

                                  APPENDIX A
                            Description of Services
                                 Bell Atlantic

                                ADMINISTRATION
                         CONVERSION SERVICES AND FEES

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                  Conversion                                     1998     1999     2000                Comments
---------------------------------------------------------------------------------------------------------------------------------
Data Import - Set-up                                             ***                        Assumes 1 BEN-IN (import) from
Description: Analysis of group reporting, rate and benefit                                  ***
structure required by client. Data mapping imports from
Kwasha's system, database enhancements for customized
data capture. Pre-import edit logic and reports
development.
---------------------------------------------------------------------------------------------------------------------------------
Data Export- Set-Up
Level I                                                                                     Level I Interfaces are *** per
Description:  Interface with program vendors to deliver          ***      ***      ***      interface
consolidated electronic data feed where employee                                            Assumed electronic interfaces
population is 1000+.  Assumes comprehensive data                                            (minimum)
elements, single line of coverage (medical), translating                                    ***
into or converting from existing group structures.

                                                                                            Fee to set-up remaining,
Level II                                                                                    non-electronic interfaces in 1998.
Description:  Interface with program vendors (with less                                     Going forward, new Level II
than 1000 employees)  to deliver hard copy "Smart" paper         ***      TBD      TBD      interfaces *** per interface
data feeds.
---------------------------------------------------------------------------------------------------------------------------------
MDElect Set-up                                                 NA for                       Not applicable for 1999 Plan Year,
                                                                1999                        scope TBD for Plan Year 2000.
---------------------------------------------------------------------------------------------------------------------------------
PlanSelect Set-up                                                ***                        This tool will mirror the
Description: Initialization of benefit communication tool                                   information contained within the HMO
to be used by NMS Customer Service Call Center                                              Fact Sheets provided to Bell
representatives                                                                             Atlantic employees/retirees during
                                                                                            open enrollment.
---------------------------------------------------------------------------------------------------------------------------------
Fulfillment IVR Set-up                                           ***                        This tool will offset the call
Description:  Analysis, design and development of                                           volumes to the Customer Service reps
Interactive Voice Response (IVR) system to handle Bell                                      for routine fulfillment requests.
Atlantic retirees and actives requesting HMO Provider
Directories.  System will off-load call volume from
Customer Service Call Center.  Features include opt-out
to Customer Service.  Will develop data file to send to
3rd party fulfillment provider.
---------------------------------------------------------------------------------------------------------------------------------
COBRA Administrative Services (CAS) Set-up                       ***
Description:  Interface with CAS, Bell Atlantic's COBRA,
HIPAA and FSA Vendor.
---------------------------------------------------------------------------------------------------------------------------------
AIS Set-up (Kwasha's "Account Information System")               ***                        Set-up includes the connections via
Description:  Interface with Kwasha's system to enable NMS                                  T1 line and necessary programming
customer service representatives to check enrollment                                        and technical support to implement
options.                                                                                    set-up of AIS within NMS.
---------------------------------------------------------------------------------------------------------------------------------
Project Management                                               ***     ***
Description: Project Planning, Management, and
coordination with client and vendors to initialize
consolidated administration services, data Gathering,
Process Mapping, Implementation meetings, program
management, training.
---------------------------------------------------------------------------------------------------------------------------------
Total Implementation/Start-Up                                    ***      ***      ***
---------------------------------------------------------------------------------------------------------------------------------
NMS Start-up Investment                                          ***                        ***
---------------------------------------------------------------------------------------------------------------------------------
Bell Atlantic Start-up Investment                                ***
---------------------------------------------------------------------------------------------------------------------------------

*** Pursuant to Rule 406 of the Securities Act of 1933, as amended, confidential portions of Exhibit 10.5 have been deleted and files separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                     [LOGO OF NETWORK MANAGEMENT SERVICES]

                                  APPENDIX A
                            Description of Services
                                 Bell Atlantic

                                ADMINISTRATION
                           ONGOING SERVICES AND FEES

----------------------------------------------------------------------------------------------------------------------------------
        On-Going                       Fee Basis           Billing      Projected                        Comments
     Administration                                         Basis      Annual Fees

----------------------------------------------------------------------------------------------------------------------------------
Data Import - On-Going                  N/A                 N/A            N/A             Assumes 1 weekly import file from ***.
Description: Receipt and        Included in other fees
processing of enrollment                                                                   Includes access and maintenance of
adds, changes, and                                                                         connection. Special technical support
terminations via electronic                                                                will be billed at ***  per hour as
import from Kwasha.                                                                        needed.

Receipt and processing of           *** per month           Billed         ***             Assumes 1 import file from *** on a
COBRA, HIPAA and FSA adds,                                 monthly                         weekly basis.
changes and terminations
via electronic import from
CAS.
----------------------------------------------------------------------------------------------------------------------------------
Customer Service Call Center      Center Operation Fee      Billed        COF              Center Operation Fee is charged on a
Description: Receive and                 (COF)             monthly        - Ongoing        fixed monthly basis to operate the Call
respond to inquiries from         - ***/month                 in            ***            Center including management,
active employees, retirees,          ongoing plus          advance        - Open Enroll    recruiting , coaching, development and
Bell Atlantic HR                     additional                             ***            reporting.
representatives, and              - ***/month
vendors.  Respond to                during Open
inquiries regarding                 Enrollment
enrollment, eligibility,
and plan benefits.

                               Staff Station Rate (SSR)     Billed          SSR Fees       Staff Station Rate (SSR) is a charge per
                                  - ***/hour                monthly       - Ongoing        hour per representative or "workstation"
                                                           based on         ***            to Bell Atlantic.  This rate includes
                                                            hours         - Open Enroll    salary,  benefits, standard desktop
                                                                            ***            technology and space at standard
                                                                                           non-overtime hours. Estimate *** ongoing
                                                                                           hours plus *** during Open Enrollment.
                                                                                           Productivity improvements will be
                                                                                           reflected in fewer dedicated
                                                                                           representatives. The SSR will be adjusted
                                                                                           each year in July/August by ECI (see
                                                                                           notes at end of Description of Services)

                                                                                           System Access Rate (SAR) is a charge per
                               System Access Rate           Billed       SAR Fees          hour per representative dedicated to
                               (SAR)                       monthly        - Ongoing        Bell Atlantic for access to unique
                                  - AIS   ***/hour         based on         ***            system modules.  Access to  Microsoft
                                  - Mcare ***/hour          hours         - Open Enroll    Office or similar desktop tools is
                                                                            ***            included in SSR. Includes access to Core
                                                                                           BEN-NETTM Enrollment Module. Estimate ***
                                                                                           ongoing hours plus *** during Open
                                                                                           Enrollment

                                     *** per year          Fees to       1998              Costs for telephone, printing, postage
                                                          be billed      ***               will be passed back.
Includes: PlanSelect                                       1/12 per
Description: On-line                                       month or      1999-2003         This tool will mirror the information
communication tool to be                                   *** per       ***               contained within the HMO Fact Sheets
used by NMS customer                                       month                           provided to Bell Atlantic
service representatives to                                                                 employees/retirees during open
support Bell Atlantic                                                                      enrollment.
employees and retirees
throughout open enrollment
and ongoing.
----------------------------------------------------------------------------------------------------------------------------------

*** Pursuant to Rule 406 of the Securities Act of 1933, as amended, confidential portions of Exhibit 10.5 have been deleted and files separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                     [LOGO OF NETWORK MANAGEMENT SERVICES]

                                  APPENDIX A
                           Description of Services
                                Bell Atlantic
-------------------------------------------------------------------------------

On-Going Admin                          Fee Basis              Billing          Annual                            Comments
----------------------------------------------------------------------------------------------------------------------------------
Senior Source Center              Center Operation Fee         Billed     COF                ***
Description: Receive and              *** per month            Monthly    - Enrollment
respond to inquiries from                                        in       ***
Medicare eligible retirees                                     Advance
regarding enrollment,
eligibility, and plan                                          Billed     SSR Fees
benefits relating to            Staff Station Rate (SSR)       monthly    - ***
Medicare HMO enrollment.                ***/hour               based on
Includes inbound and                                            hours
outbound telemarketing            System Access Rate                      SAR Fees
support.                          ***/hour for Meeting                    - ***
                                        Management
----------------------------------------------------------------------------------------------------------------------------------
Fulfillment IVR                    *** per month when         Monthly in   Monthly Fee       This tool will offset call volumes
Description:  Ongoing                  Operational            Advance      ***               to Customer Service reps for routine
support of Interactive                                                                       fulfillment requests.
Voice Response (IVR) system              plus
to handle Bell Atlantic                                                                      Project that the application will be up
retirees and actives                                                                         and running  three months of the year
requesting HMO Provider                ***/call               Billed      Call Charge
Directories.  System will                                     monthly     ***
Customer Service.  Features                                   based on                       ***
include opt-out to customer                                   hours
service and sending data
file to 3/rd/ party
fulfillment provider.
-----------------------------------------------------------------------------------------------------------------------------------
Delivery of Enrollment Data             Active              Fees Billed   Active Commercial  ***
to HMOs                               Commercial            monthly in    1998
Description: Distribution               *** pepm            conjunction   ***                Vendor Audit assumes ***% of vendors
and confirmation of                                           with                           participate (to be jointly determined)
enrollment adds, changes,                                   "self-bill."  1999-2003          Above ***% participation will be
and terminations via                                                      ***                priced upon request on a per vendor per
electronic export or paper                                                                   quarter basis with initial set-up fees
on a weekly or as                    Medicare Risk                        Medicare Risk      per vendor.  ***% membership.  The
appropriate basis.                     *** pepm                           1998               Copy Return component relies on vendor
                                                                          ***                cooperation in meeting the file
Includes Vendor Audit:                                                                       specifications and returning the file
Confirmation of data                                                                         on a quarterly basis. Copy Return is
integrity using NMS Vendor                                                1999-2003          an electronic audit of ***% plan
Audit: program in two parts                                               ***                 membership on a quarterly basis.
Enrollment Audit and Copy
Return Audit.  Quarterly
performance summaries
provided.
------------------------------------------------------------------------------------------------------------------------------------
Medicare HMO Enrollment          *** per HCFA form sent         Billed    1998               *** during open enrollment
Support                                                         monthly   ***
Description:  NMS will                                          based on
receive Medicare HMO                                             forms
enrollment designations
from Kwasha on a regular
basis which will trigger
the distribution of HMO
specific HCFA enrollment
forms to enrollees.  NMS
will generate an enrollee
letter, maintain stock and
coordinate mailings.
====================================================================================================================================
On-Going Admin                          Fee Basis               Billing          Annual                            Comments
------------------------------------------------------------------------------------------------------------------------------------

***Pursuant to Rule 406 of the Securities Act of 1933, as amended, confidential portions of Exhibit 10.5 have been deleted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                     [LOGO OF NETWORK MANAGEMENT SERVICES]

                                  APPENDIX A
                           Description of Services
                                Bell Atlantic

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Consolidated Premium                    Active                 Fees        Active            Assumes 79,500 Active Commercial
Remittance, Reconciliation,             Commercial            billed       Commercial        employees
and Distribution                        *** pepm              monthly      1998
Description: Calculation and                                    in         ***               Assumes 8,700 Medicare Risk retirees
distribution of                                              conjunction
consolidated monthly                                             with
"self-bill" to client using                                  "self-bill."  1999-2003         Ongoing service to start in
NMS standard invoice                                                       ***               December 1998.
format, with fully
adjudicated retroactive                                                                      Assumes Bell Atlantic sets up and
adjustment processing and                                                                    owns a bank account and gives NMS debit
reconciliation.                       Medicare Risk                        Medicare Risk     authority and assumes NMS is not
Distribution of payments                *** pepm                           1998              responsible for bank account
with fully reconciled                                                      ***               reconciliation or monthly service fees.
supporting backup via ACH
to vendors                                                                 1999-2003         NMS is responsible for initiating the
                                                                           ***               funding transaction on a monthly
                                                                                             basis.
----------------------------------------------------------------------------------------------------------------------------------
Claims Transfer of Funds        Active and Medicare Risk     Fees billed   TBD based on      Pricing based on assumption of
Request (CTFR)                          *** pepm              monthly in   volume and        following breakdowns:
Definition: On a weekly         for those enrolled in ASO    conjunction   number of         Bell Atlantic North and South
basis, NMS coordinates all                plan                   with      self-funded       4 level group structure
claims funding requests and                                  "self-bill."  plans
provides a single                                                                            Note that pepm applies only to those
consolidated invoice to                                                                      employees/retirees in a Self-funded
Bell Atlantic.  This                                                                         (ASO) plan.
invoice identifies the
total funds that need to be
distributed to each
self-funded vendor.
------------------------------------------------------------------------------------------------------------------------------------
Consolidated Reporting                   Active              Fees billed   Active            Assumes 79,500 Active Commercial
Standard                               Commercial             monthly in   Commercial        employees
"Standard" reporting package            *** pepm             conjunction   1998 ***
includes monthly enrollment                                      with                        Assumes 8,700 Medicare Risk retirees
detail and summary, monthly                                  "self-bill."  1999-2003
cash flow report,                                                          ***               Ongoing service to start in
consolidated self-bill,                                                                      September 1998.
consolidated transfer of
funds request, and call              Medicare Risk                         Medicare Risk
tracking reports.                      *** pepm                            1998 ***

                                                                           1999-2003
                                                                           ***

Ad Hoc
Description: Analysis and               ***/hour              Fees to be   Ad Hoc            Assumes 20 reports at 1.5 hours per
programming of custom                                        billed 1/12   1998 ***          report.
reports to support data                                      per month or                    Requests beyond 30 hours annually to
management and decision                                        *** per     1999-2003         be billed at ***/hour
making outside of the                                           month      ***
standard reporting package
(e.g. Y-T-D Enrollment,
Monthly Enrollment and
Payment summary).
-----------------------------------------------------------------------------------------------------------------------------------
Routine Correspondence                *** per year            Fees to be   1998              Ongoing service to start in
Description:  To include:                                    billed 1/12   ***               January 1, 1999.
direct member                                               per month or
correspondence, electronic                                      ***        1999-2003
mail, faxes and Bell                                                       ***
Atlantic Medicare HMO
Enrollment Forms (HCFA).

----------------------------------------------------------------------------------------------------------------------------------

***Pursuant to Rule 406 of the Securities Act of 1933, as amended, confidential portions of Exhibit 10.5 have been deleted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

--------------------------------------------------------------------------------
                     [LOGO OF NETWORK MANAGEMENT SERVICES]

                                  APPENDIX A
                            Description of Services
                                 Bell Atlantic
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
      On-Going Admin                     Fee Basis             Billing            Annual                  Comments
----------------------------------------------------------------------------------------------------------------------------------
 Produce Schedule As for Form           *** per year           Fees to be         1998          The following information will be
 5500                                                          billed 1/12        ***           provided to Bell Atlantic within 60
 Description: NMS shall                                        per month or                     days after the completion of the
 provide Bell Atlantic                                            ***             1999-2003     contract year.
 summary level data to                                                            ***
 assist them in their                                                                           .  Vendor name
 production of their Form                                                                       .  Vendor contract identifier
 5500 Schedule A.                                                                               .  Contract year dates
                                                                                                .  Type of benefit (i.e. medical)
                                                                                                .  Enrollment at the end of the
                                                                                                   contract for contract year
                                                                                                .  Gross premiums paid for contract
                                                                                                   year
                                                                                                .  Total agent/broker commissions
                                                                                                   paid act (including fees paid, if
                                                                                                   any) for contract year, if
                                                                                                   applicable
-----------------------------------------------------------------------------------------------------------------------------------
 Service Team                         Included in fees            N/A                N/A
 Description: Client Team
 Management, including
 measuring and reporting of
 performance standards, call
 statistics, solving vendor
 process issues,
 recommending strategic
 enhancements to system or
 service, communication with
 client and vendors.

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

***Pursuant to Rule 406 of the Securities Act of 1933, as amended, confidential portions of Exhibit 10.5 have been deleted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

--------------------------------------------------------------------------------
                     [LOGO OF NETWORK MANAGEMENT SERVICES]

                                  APPENDIX A
                            Description of Services
                                 Bell Atlantic
--------------------------------------------------------------------------------

                              VALUE ADDED SERVICES
---------------------------------------------------------------------------------------------------------------------------------
Value added Service                     Fee Basis          Billing         Projected                            Comments
                                                            Basis          Annual Fees
---------------------------------------------------------------------------------------------------------------------------------
 Fulfillment                                                                                    General Management fees for 1998
 Description:  NMS to "General         10% of pass        *** to be       NMS ***               assumed at *** given forecasted 3rd
 Manage" third party fulfillment       through 3rd      billed during                           party fees.
 services for HMO Provider            party printing/       Open          3/rd/ party fees
 Directories for the Medicare HMO       fulfillment      Enrollment       estimated at ***      General management fee does not
 and Commercial HMO population.           costs           Process         annually              include additional systems and
 Provider Directories to be                 +                +                                  operational resources required for
 offered on-demand only except for   Pass through of    Pass through                            execution.
 the "age-in" populations for CWA    3/rd/ party costs   as incurred
 over age 65 retirees.  NMS will                                                                NMS to subcontract fulfillment with
 provide fulfillment general                                                                    3rd party vendor
 management on an as requested
 basis.                                                                                         NMS will pass through 3rd party
                                                                                                costs to Bell Atlantic
---------------------------------------------------------------------------------------------------------------------------------
ScoreCard                                                                                       ***
Description                          *** /plan/          Fees billed             TBD
 .  Quarterly and Annual data           month              per month
   collection and validation of
   self-reported data elements from
   vendors and markets where
   appropriate for selected measures.
 .  Provider Access phone calls and
   evaluations for targeted provider
   clinics within the appropriate
   health plans.
 .  Member services evaluation of
   vendor's customer service
   department(s)
 .  Member Satisfaction survey
   administration on a semi-annual
   basis.
 .  Evaluation and scoring of plan
   performance on a quarterly basis.
 .  Reporting of results back to
   Bell Atlantic and it's vendors on
   a Quarterly basis.
 .  Facilitation of quarterly
   conference calls with Bell
   Atlantic and individual vendors
   to discuss results, engage plans
   in action plan development and
   process improvement initiatives.
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

***Pursuant to Rule 406 of the Securities Act of 1933, as amended, confidential portions of Exhibit 10.5 have been deleted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                     [LOGO OF NETWORK MANAGEMENT SERVICES]


                                  APPENDIX A
                            Description of Services
                                 Bell Atlantic


                         STRATEGY AND RATE SOLICITATION
                                COMMERCIAL HMOs

------------------------------------------------------------------------------------------------------------------------------------
  Strategy and Rate Solicitation        Fee Basis       Billing Basis     Projected                      Comments
                                                                         Annual Fees
------------------------------------------------------------------------------------------------------------------------------------
  Strategic planning and analysis of                    Per hour fees    1999            Assumed hours by year in original proposal
  HMO offerings                         *** per hour     to be billed    ***             .  ***
  Description: Collaborate with Bell                    monthly based                    Activities in 1998 are underway
  Atlantic staff to develop Bell                         on previous     2000
  Atlantic's 2002 strategic vision                      month's hours    ***             Fees for 2002 and 2003 to be increased by
  including:                                                                             CPI  adjustment over previous year (e.g.
  . 2002 vision statement that                                           2001            2002 vs. 2001, 2003 vs. 2002)
    addresses landscape, marketplace                                     ***
    pricing, migration strategies and
    corporate sign-off
  . Market by market definition and
    HMO consolidation strategy
  . Finalize standard plan design
  . Finalize vendor performance
    standards for scorecard
  . Evaluate MCBG participation in
    select markets (price quotes and
    participation fees are extra)
------------------------------------------------------------------------------------------------------------------------------------
  Communication Strategy and            *** per hour                                     Initially part of Hewitt duties.
  Execution                             for technical   Billed monthly                   Transferred to NMS.
  Description: Work with Bell            writing         as incurred
  Atlantic staff and external
  consultants to develop and            *** per hour
  execute employee and retiree          for systems and
  communication documents including     operational
  Open Enrollment materials and           support
  other projects as requested
------------------------------------------------------------------------------------------------------------------------------------

***Pursuant to Rule 406 of the Securities Act of 1933, as amended, confidential portions of Exhibit 10.5 have been deleted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                     [LOGO OF NETWORK MANAGEMENT SERVICES]


                                  APPENDIX A
                            Description of Services
                                 Bell Atlantic

------------------------------------------------------------------------------------------------------------------------------------
  HMO rate solicitation and              *** annually      Fees to be     1999-2001       Monthly charges to start January 1999
  negotiation                                              billed 1/12    ***
  Description: Customize and                              per month or                    Fees for 2002 and 2003 to be increased
  implement selection and renewal                         *** per month                   by CPI adjustment over previous year
  RFP packets.  Services include                                                          (e.g. 2002  vs. 2001, 2003 vs. 2002)
  . Coordinate renewals and
    selections across multiple                                                            Key terms agreement refers to rates,
    markets and vendors                                                                   performance guarantees and services
  . Conduct zip code, PCP and                                                             included in ASO arrangements.
    facilities network matches
  . Collect and analyze actuary and
    underwriting data/assumptions for
    rate negotiations
  . Evaluate funding
    appropriateness for claims targets
  . Analyze and score HMO bids,
    market by market
  . Negotiate premiums and/or ASO
    fees and claims targets
  . Negotiate performance guarantees
  . Conduct conference calls with
    Bell Atlantic
  . Finalize financial terms
  . Secure key terms agreements
  . Prepare final analysis binder
------------------------------------------------------------------------------------------------------------------------------------
      Strategy and Rates                 Fee Basis     Billing            Annual Fees                     Comments
      Commercial HMOs
------------------------------------------------------------------------------------------------------------------------------------
  Financial analysis of                                Per market fees    1999-2001       ***
  alternatively funded HMO               *** per       to be billed as    ***
  arrangements                           market        percentage                         Fees for 2002 and 2003 to be increased
  Description:  NMS will conduct a                     completion per                     by CPI adjustment over previous year (e.g.
  self-funding feasibility analysis                    market                             vs. 2002 2001, 2003 vs.2002)
  to evaluate the relevant factors
  and estimate a reasonable cost on
  such factors.  NMS will appraise
  key factors like plan design,
  stop-loss, group longevity and
  predictability, employer's
  financial condition, reserves,
  plan administration, employee
  communication, etc.
------------------------------------------------------------------------------------------------------------------------------------
  Confirm benefit plan design for           ***         Fees to be        1999-2001       Bid for service was *** allocated 50% to
  enrollment                             annually      billed 1/12        ***             Commercial HMOs and 50% to Medicare Risk
  Description: NMS will collect and                   per month or                        HMOs
  finalize all HMO benefit plan                       *** per month                       Monthly charges to start January 1999
  design changes due to state
  and/or federal mandates and/or                                                          Fees for 2002 and 2003 to be increased by
  requested by Bell Atlantic.                                                             CPI adjustment over previous year (e.g.
                                                                                          2002 vs. 2001, 2003 vs. 2002)
 -----------------------------------------------------------------------------------------------------------------------------------

***Pursuant to Rule 406 of the Securities Act of 1933, as amended, confidential portions of Exhibit 10.5 have been deleted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                    [LOGO OF NETWORK MANAGEMENT SERVICES]


                                  APPENDIX A
                            Description of Services
                                 Bell Atlantic

------------------------------------------------------------------------------------------------------------------------------------
  Provide data for HMO report cards        ***         Fees to be     1999-2001    Bid for service was *** allocated 50% to
  Description: NMS to gather HMO         annually      billed 1/12    ***          Commercial HMOs and 50% to Medicare Risk HMOs
  benefit plan detail annually, to                     per month or
  assist in the completion of the                       *** per                    Monthly charges to start January 1999
  HMO Report Card ("What You Told                        month
  Us About Your HMO").                                                             Fees for 2002 and 2003 to be increased by CPI
                                                                                   adjustment over previous year (e.g. 2002 vs.
                                                                                   2001, 2003 vs. 2002)
------------------------------------------------------------------------------------------------------------------------------------
  Analysis, confirmation and               ***          Fees to be    1999-2003    Bid for service was *** allocated 50% to
  clean-up of zip code data/service      annually      billed 1/12    ***          Commercial HMOs and 50% to Medicare Risk HMOs
  areas                                                per month or
  Description:  NMS will collect and                     *** per                   Monthly charges to start January 1999
  confirm health plan service area                        month
  zip code ranges, annually.  NMS
  will confirm and document all
  changes, with explanations.  NMS
  will feed updated zip code files
  to Bell Atlantic and/or Kwasha.
------------------------------------------------------------------------------------------------------------------------------------
  Coordination of Commercial             *** per FTE   Fees to be     TBD          1998 Resources estimates for Commercial and
  Enrollment Seminars                       for        billed per                  Medicare HMOs
  Description:  NMS will manage and      Management/   month at                    .  ***
  coordinate Commercial HMO              Coordination  *** per FTE
  meetings including:                                   per month                  Resources beyond 1998 to be determined during
  .  Meeting set-up                       Additional                               planning process
  .  Health Plan and Ambassador          resources at
     Training and Coordination for       *** per hour
     meeting attendance                                                            Number of Onsite meetings TBD
  .  "On the ground" meeting presence     Onsite mtg
                                         management
  .  Billing activities related to         ***/day/                                Fees to be increased each year  by CPI
     meeting management                  person (plus                              adjustment
  .  Collect refunds from HMOs              T&E)
  .  Reporting and documentation
------------------------------------------------------------------------------------------------------------------------------------
        Strategy and Rates               Fee Basis      Billing       Annual Fees        Comments
        Commercial HMOs
------------------------------------------------------------------------------------------------------------------------------------
  Manage contracts between HMO and                     Per hour fees  1999-2001    1998 activity:  NMS is proposing Hewitt, on
  Bell Atlantic                          *** per hour  to be billed   ***          behalf of Bell Atlantic put in place contracts
  Description:  NMS will incorporate                   monthly based               1999 activity:  NMS will assume
  HMO contracting into the renewal                     on previous                 responsibility for contract development and
  and selection process.  NMS will                     month's hours               negotiation
  negotiate and prepare a legal
  document that defines the terms                                                  ***
  and conditions of Bell Atlantic's
  relationship with its HMO                                                        Fees for 2002 and 2003 to be increased by CPI
  vendors.  NMS will facilitate                                                    adjustment over previous year (e.g. 2002 vs.
  securing principle signatures                                                    2001, 2003 vs. 2002)
  from Bell Atlantic and its vendor
  representatives.
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

*** Pursuant to Rule 406 of the Securities Act of 1933, as amended, confidential portions of Exhibit 10.5 have been deleted and filed seperately with the Securities Exchange Commission pursuant to a request for confidential treatment.

                    [LOGO OF NETWORK MANAGEMENT SERVICES]

                                  APPENDIX A
                            Description of Services
                                 Bell Atlantic



                        STRATEGY AND RATE SOLICITATION
                                MEDICARE  HMOs

------------------------------------------------------------------------------------------------------------------------------------
  Strategy and Rate Solicitation         Fee Basis           Billing          Projected            Comments
                                                              Basis           Annual Fees
------------------------------------------------------------------------------------------------------------------------------------
  Strategic planning and analysis of                         Per hour fees    1999           Assumed hours by year
  HMO offerings                          ***per hour         to be billed     ***            .  ***
  Description: Collaborate with Bell                         monthly based
  Atlantic staff to develop Bell                             on previous      2000           Fees for 2002 and 2003 to be increased
  Atlantic's 2002 strategic vision                           month's hours    ***            by CPI adjustment over previous year
  including:                                                                                 (e.g. 2002 vs.2001, 2003 vs. 2002)
  .  2002 vision statement that                                               2001
     addresses landscape, marketplace                                         ***
     pricing, migration strategies and
     corporate sign-off
  .  Market by market definition and
     HMO consolidation strategy
  .  Finalize standard plan design
  .  Finalize vendor performance
     standards for scorecard
  .  Evaluate MCBG participation in
     select markets (price quotes and
     participation fees are extra)
------------------------------------------------------------------------------------------------------------------------------------
  Communication Strategy and             *** per hour for                                    Initially part of Hewitt duties.
  Execution                                  technical       Billed monthly                  Transferred to NMS.
  Description: Work with Bell                 writing        as incurred
  Atlantic staff and external            *** per hour for
  consultants to develop and                 systems and
  execute employee and retiree               operational
  communication documents including          support
  Open Enrollment materials and
  other projects as requested
------------------------------------------------------------------------------------------------------------------------------------
  HMO rate solicitation and              *** annually        Fees to be       1999-2001      Monthly charges to start January 1999
  negotiation                                                billed 1/12      ***
  Description: Customize and                                 per month or                    Fees for 2002 and 2003 to be increased
  implement selection and renewal                             *** per                        by CPI adjustment over previous year
  RFP packets.  Services include                             month                           (e.g. 2002 vs.  2001, 2003 vs. 2002)
  .  Coordinate renewals and
     selections across multiple                                                              Key terms agreement refers to rates,
     markets and vendors                                                                     performance guarantees and services
  .  Conduct zip code, PCP and                                                               included  in ASO arrangements.
     facilities network matches
  .  Collect and analyze actuary and
     underwriting data/assumptions for
     rate negotiations
  .  Evaluate funding
     appropriateness for claims targets
  .  Analyze and score HMO bids,
     market by market
  .  Negotiate premiums and/or ASO
     fees and claims targets
  .  Negotiate performance guarantees
  .  Conduct conference calls with
     Bell Atlantic
  .  Finalize financial terms
  .  Secure key terms agreements
  .  Prepare final analysis binder
------------------------------------------------------------------------------------------------------------------------------------

*** Pursuant to Rule 406 of the Securities Act of 1933, as amended, confidential portions of Exhibit 10.5 have been deleted and filed seperately with the Securities Exchange Commission pursuant to a request for confidential treatment.

                     [LOGO OF NETWORK MANAGEMENT SERVICES]


                                  APPENDIX A
                            Description of Services
                                 Bell Atlantic


Notes:

 .  NMS has included up to *** per calendar year without charge back to Bell
   Atlantic. Additional travel expenses will be passed back to Bell Atlantic for reimbursement.
 .  Set-Up fees may be billed throughout the contract period, with initial invoicing commencing with implementation kick-off.
 .  On-Going fees are invoiced and collected on a monthly basis as a component of the HMO premium distribution process.
 . NMS reserves the right to charge client for expenses incurred relating to overnight or express delivery if the method of delivery requested varies from NMS standard distribution protocol.
 . NMS reserves the right to charge client's vendors for expenses incurred relating to failure to return 9 track tapes should this media be the vendor's preferred transmission method.
 .  Ad Hoc consulting projects will be charged at an hourly rate of *** (i.e.
   vendor performance guarantee review and analysis for 1999 open enrollment.
 .  NMS supports a five-year contract with Bell Atlantic for Administrative
   Services commencing on 7/1/98. Certain rates escalated by CPI are identified in the comments. Pricing for Administration is "protected" for 1999, 2000, and 2001.
 .  Pepm is defined as "per employee per month" or per subscriber (either retiree or employee) per month.
 . The Staff Station Rate (SSR) will be adjusted each year in July/August when the 2/nd/ quarter changes to the U.S. Bureau of Labor Statistics Employment Cost Index (ECI) for all Workers in Private Industry Region IV - Chicago (which includes Minneapolis) is published. As a reference point, the 1998 2/nd/ quarter versus 1997 2/nd/ quarter change was 4.0% [(134.9-129.7)/129.7].

                                                                              12

*** Pursuant to Rule 406 of the Securities Act of 1933, as amended, confidential portions of Exhibit 10.5 have been deleted and filed seperately with the Securities Exchange Commission pursuant to a request for confidential treatment.